UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2022

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296			20-5665602
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)			(I.R.S. Employer Identification No.)

6300 S. Syracuse Way	Suite 300	Centennial	Colorado	80111
(Address of Principal Executive Offices)				(Zip Code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On May 9, 2022, National CineMedia, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal first quarter ended March 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this report.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of increase in number of shares available under the 2020 Omnibus Incentive Plan
The Company’s Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 4, 2022. At the Annual Meeting, the stockholders of the Company approved an increase in number of shares available under the National CineMedia, Inc. 2020 Omnibus Incentive Plan (the “2020 Omnibus Plan”) by an additional 7,500,000 shares. The Board approved the amendment to the 2020 Omnibus Plan to increase in number of available shares under 2020 Omnibus Incentive Plan on February 23, 2022, and directed that the amendment to the 2020 Omnibus Plan be submitted to a vote of the stockholders at the Annual Meeting. The amendment to the 2020 Omnibus Plan became effective immediately upon stockholder approval at the Annual Meeting.
For more information about the 2020 Omnibus Plan, see the Company’s definitive proxy statement dated March 23, 2022. The above description of the 2020 Omnibus Plan and such portions of the proxy statement are qualified in their entirety by reference to the 2020 Omnibus Plan, a copy of which is filed as an exhibit to NCM, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 30, 2021, and the amendment to the 2020 Omnibus Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated by reference herein.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Approval of Company's Certificate of Incorporation to increase the amount of authorized shares
At the Company’s Annual Meeting the stockholders approved a proposal to adopt the Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to increase the number of authorized shares of common stock by 85,000,000 shares, or from 175,000,000 shares to 260,000,000 shares. The Certificate of Amendment became effective upon acceptance of the filing by the Secretary of State of the State of Delaware on May 4, 2022.
The foregoing summary is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated by reference herein.
Approval of Company's Amended and Restated Bylaws
Effective May 4, 2022, the Board also approved an amendment to Section 3.02 of the Company’s Amended and Restated Bylaws (the “Bylaws Amendment”) to provide that the Board shall consist of at least nine directors.
The foregoing summary is qualified in its entirety by reference to the Bylaws and the Bylaws Amendment, copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated by reference herein.
Item 5.07    Submission of Matters to a Vote of Security Holders

The matters that were voted upon at the Annual Meeting on May 4, 2022, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below. Each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting was approved.

Proposal No. 1 — Election of Directors

Name	For	Withheld	Broker Non-Votes
Mark B. Segall	53,790,468	7,184,927	8,005,479
David E. Glazek	52,695,087	8,280,308	8,005,479
Lawrence A. Goodman	57,941,132	3,034,263	8,005,479
Kurt C. Hall	50,412,230	10,563,165	8,005,479
Juliana F. Hill	60,239,277	736,118	8,005,479
Thomas F. Lesinski	59,287,407	1,687,988	8,005,479
Donna Reisman	50,172,879	10,802,516	8,005,479
Renana Teperberg	58,242,294	2,733,101	8,005,479
Mark Zoradi	58,141,546	2,833,849	8,005,479

Proposal No. 2 — Advisory Approval of the Company’s Executive Compensation

For	Against	Abstentions	Broker Non-Votes
47,329,629	13,528,106	117,660	8,005,479

Proposal No. 3 — Adopt the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares

For	Against	Abstentions	Broker Non-Votes
66,411,410	2,394,398	175,066	—
Proposal No. 4 — To approve an increase in the number of shares available under the 2020 Omnibus Incentive Plan

For	Against	Abstentions	Broker Non-Votes
51,406,941	9,433,141	135,313	8,005,479
Proposal No. 5 — To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 29, 2022

For	Against	Abstentions	Broker Non-Votes
68,239,708	697,390	43,776	—

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Bylaws of National CineMedia, Inc. dated May 4, 2022.
3.2	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, dated May 4, 2022.
10.1	First Amendment to the National CineMedia, Inc. 2020 Omnibus Incentive Plan effective as of May 4, 2022.
99.1	Press Release of National CineMedia, Inc. dated May 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: May 9, 2022	By:	/s/ Ronnie Y. Ng
Ronnie Y. Ng
Chief Financial Officer